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                                                                 Exhibit 10.4.2

                            ALTERNATIVE RATE OPTIONS
                                 PROMISSORY NOTE
                               (PRIME RATE, LIBOR)


$60,000,000.00                                     Dated as of: February 3, 1999

Labor Ready, Inc.
Labor Ready Northwest, Inc.
Labor Ready Southwest, Inc.
Labor Ready Central, Inc.
Labor Ready Central II, LLC
Labor Ready Central III, LP
Labor Ready Midwest, Inc.
Labor Ready Mid-Atlantic, Inc.
Labor Ready Mid-Atlantic II, Inc.
Labor Ready Mid-Atlantic III, LP
Labor Ready Northeast, Inc.
Labor Ready Southeast, Inc.
Labor Ready Southeast II, Inc.
Labor Ready Southeast III, LP
Labor Ready GP Co., Inc.
Labor Ready Properties, Inc.                          (Collectively, "Borrower")

U.S. BANK NATIONAL ASSOCIATION                                        ("Lender")


1. TYPE OF CREDIT. This note is given to evidence Borrower's obligation to repay all Indebtedness of Borrower to Lender pursuant to the terms of a Loan and Security Agreement dated as of February 3, 1999 ("Agreement"). Under the terms of the Agreement, Lender has agreed to make Advances to Borrower under a Line of Credit. No Advances shall be made which would cause the aggregate amount of outstanding Indebtedness at any one time to exceed Sixty Million and No/100 Dollars ($60,000,000.00). However, Advances hereunder may be borrowed, repaid and reborrowed. Capitalized terms not defined herein shall have the meaning assigned to them in the Agreement.

2. PROMISE TO PAY. For value received Borrower promises to pay to Lender or order at 1145 Broadway, Suite 1100, Tacoma, WA. the Principal Balance of this note, with interest thereon at the rate(s) specified in Sections 3 and 7 below.

3. INTEREST RATE. The interest rate on the Principal Balance outstanding may vary from time to time pursuant to the provisions of this note. Subject to the provisions of this note, Borrower shall have the option from time to time of choosing to pay interest at the rate or rates and for the applicable periods of time based on the rate options provided herein; provided, however, that once Borrower notifies Lender of its selection of the LIBOR Borrowing Rate option chosen in accordance with the provisions of this note, such notice shall be irrevocable.

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The rate options are the Prime Borrowing Rate and the LIBOR Borrowing Rate, each as defined herein. Interest shall be computed at the applicable rate based upon a three hundred sixty (360) day year and applied to the actual days applicable. Interest shall be paid on the first (1st) day of each month until the Expiration Date, at which time the Principal Balance and all accrued interest will be due.

(a) THE PRIME BORROWING RATE.

     (i) The Prime Borrowing Rate is a per annum rate equal to the Prime Rate.

     (ii) Whenever Borrower desires to use the Prime Borrowing Rate option, Borrower shall give Lender notice orally or in writing in accordance with
Section 9 of this note, which notice shall specify the requested effective date (which must be a Business Day) and principal amount of the Advance or increase in the Prime Rate Amount, and whether Borrower is requesting a new Advance under the Line of Credit or conversion of a LIBOR Amount to the Prime Borrowing Rate.

     (iii) Subject to Section 7 of this note, interest shall accrue on the unpaid Principal Balance at the Prime Borrowing Rate unless and except to the extent that the LIBOR Borrowing Rate is in effect.

(b) THE LIBOR BORROWING RATE.

     (i) The LIBOR Borrowing Rate is LIBOR, plus 1.25% per annum.

     (ii) Borrower may obtain LIBOR Borrowing Rate quotes from Lender between 8:00 a.m. and 1:00 p.m. (Portland, Oregon time) on any Business Day. Borrower may request an Advance, conversion of any portion of the Prime Rate Amount to a LIBOR Amount or a new LIBOR Interest Period for an existing LIBOR Amount, at such rate only by giving Lender notice in accordance with Section 3 (b) (iii) before 10:00 a.m. (Portland, Oregon time) on such day.

     (iii) Whenever Borrower desires to use the LIBOR Borrowing Rate option, Borrower shall give Lender irrevocable notice (either in writing or orally and promptly confirmed in writing) between 8:00 a.m. and 1:00 p.m. (Portland, Oregon time) two (2) Business Days prior to the desired effective date of such rate. Any oral notice shall be given by, and any written notice or confirmation of an oral notice shall be signed by the person(s) authorized in Section 9 of this note, and shall specify the requested effective date of the rate, LIBOR Interest Period and LIBOR Amount, and whether Borrower is requesting a new Advance at the LIBOR Borrowing Rate under the Line of Credit, conversion of all or any portion of the Prime Rate Amount to a LIBOR Amount, or a new LIBOR Interest Period for an outstanding LIBOR Amount. Notwithstanding any other term of this note, Borrower may elect the LIBOR Borrowing Rate in the minimum principal amount of $500,000.00 and in multiples of $100,000.00 above such amount.


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     (iv) If at any time the LIBOR Rate is unascertainable or unavailable to
Lender or if LIBOR Rate loans become unlawful, the option to select the LIBOR Borrowing Rate shall terminate immediately. If the LIBOR Borrowing Rate is then in effect, (A) it shall terminate automatically with respect to all LIBOR Amounts (i) on the last day of each then applicable LIBOR Interest Period, if Lender may lawfully continue to maintain such loans, or (ii) immediately if Lender may not lawfully continue to maintain such loans through such day, and
(B) subject to Section 7, the Prime Borrowing Rate automatically shall become effective as to such amounts upon such termination.

     (v) If at any time after the date hereof (A) any revision in or adoption of any applicable law, rule, or regulation or in the interpretation or administration thereof (i) shall subject Lender or its Eurodollar lending office to any tax, duty, or other charge, or change the basis of taxation of payments to Lender with respect to any loans bearing interest based on the LIBOR Rate, or
(ii) shall impose or modify any reserve, insurance, special deposit, or similar requirements against assets of, deposits with or for the account of, or credit extended by Lender or its Eurodollar lending office, or impose on Lender or its Eurodollar lending office any other condition affecting any such loans, and (B) the result of any of the foregoing is directly (i) to increase the cost to Lender of making or maintaining any such loans or (ii) to reduce the amount of any sum receivable under this note by Lender or its Eurodollar lending office, Borrower shall pay Lender within 15 days after demand by Lender such additional amount as will compensate Lender for such increased cost or reduction. The determination hereunder by Lender of such additional amount shall be conclusive in the absence of manifest error. If Lender demands compensation under this
Section 3(b)(v), Borrower may upon three (3) Business Days' notice to Lender pay the accrued interest on all LIBOR Amounts, together with any additional amounts payable under Section 3(b)(vi). Subject to Section 7, upon Borrower's paying such accrued interest and additional costs, the Prime Borrowing Rate immediately shall be effective with respect to the unpaid principal balance of such LIBOR Amounts.

     (vi) Borrower shall pay to Lender, on demand, such amount as Lender reasonably determines (determined as though 100% of the applicable LIBOR Amount had been funded in the London interbank market) is necessary to compensate Lender for any direct or indirect losses, expenses, liabilities, costs, expenses or reductions in yield to Lender, whether incurred in connection with liquidation or re-employment of funds or otherwise, incurred or sustained by Lender as a result of: (A) Any payment or prepayment of a LIBOR Amount, termination of the LIBOR Borrowing Rate or conversion of a LIBOR Amount to the Prime Borrowing Rate on a day other than the last day of the applicable LIBOR Interest Period (including as a result of acceleration or a notice pursuant to Section 3 (b) (v)); or (B) Any failure of Borrower to borrow, continue or prepay any LIBOR Amount or to convert any portion of the Prime Rate Amount to a LIBOR Amount after Borrower has given a notice thereof to Lender.

     (vii) If Borrower chooses the LIBOR Borrowing Rate, Borrower shall pay interest based on such rate, plus any other applicable taxes or charges hereunder, even though Lender may have obtained the funds loaned to Borrower from sources other than the London interbank market. Lender's determination of the LIBOR Borrowing Rate and any such taxes or charges shall be conclusive in the absence of manifest error.


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     (viii) Notwithstanding any other term of this note, Borrower may not select the LIBOR Borrowing Rate if an event of default hereunder has occurred and is continuing.

     (ix) Nothing contained in this note, including without limitation the determination of any LIBOR Interest Period or Lender's quotation of any LIBOR Borrowing Rate, shall be construed to prejudice Lender's right, if any, to decline to make any requested Advance or to require payment on demand.

4. COMPUTATION OF INTEREST. All interest under Section 3 and Section 7 will be computed at the applicable rate based on a 360-day year and applied to the actual number of days elapsed.

5. PREPAYMENT.

(a) Prepayments of all or any part of the Prime Rate Amount may be made at any time without penalty.

(b) Except as otherwise specifically set forth herein, Borrower may not prepay all or any part of any LIBOR Amount or terminate any LIBOR Borrowing Rate, except on the last day of the applicable LIBOR Interest Period.

6. PAYMENT BY AUTOMATIC DEBIT. Borrower hereby authorizes Lender to automatically deduct the amount of all principal and interest payments from account number 153501534249 at a branch of Lender. If there are insufficient funds in the account to pay the automatic deduction in full, Lender may allow the account to become overdrawn, or Lender may reverse the automatic deduction. Borrower will pay all the fees on the account which result from the automatic deductions, including any overdraft and non-sufficient funds charges. If for any reason Lender does not charge the account for a payment, or if an automatic payment is reversed, the payment is still due according to this note. If the account is a Money Market Account, the number of withdrawals from that account is limited as set out in the account agreement. Lender may cancel the automatic deduction at any time in its discretion.

7. DEFAULT.

(a) Without prejudice to any right of Lender to require payment on demand or to decline to make any requested Advance, each of the following shall be an event of default: (i) Borrower fails to make any payment when due, (ii) Borrower fails to perform or comply with any material term, covenant or obligation in this note, the Agreement, or the Related Documents, or in any other agreement or loan Borrower has with Lender, (iii) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement. or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this note or perform Borrower's obligations under this note, the Agreement, or the Related Documents,
(iv) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished, (v) Borrower becomes insolvent. liquidates or dissolves. a receiver is appointed for any part of Borrower's property, (vi) Borrower makes an assignment for

                                      -4-

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the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws, (vii) There is any material adverse change in the financial condition or management of Borrower.

(b) Upon the occurrence of an event of default and after such notice, if any, as may be required under the Agreement, Lender may declare the entire unpaid Principal Balance and all accrued unpaid interest immediately due and payable. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the interest rate on this note to a rate equal to the Prime Borrowing Rate plus 5%. The interest rate will not exceed the maximum rate permitted by applicable law. In addition, if any payment of principal or interest is 15 or more days past due, Borrower will be charged a late charge of 5% of the delinquent payment.

8. EVIDENCE OF PRINCIPAL BALANCE; PAYMENT ON DEMAND. Holder's records shall, at any time, be conclusive evidence of the unpaid Principal Balance and interest owing on this note in the absence of manifest error. Notwithstanding any other provisions of this note, in the event holder makes Advances hereunder which cause the aggregate amount of the Indebtedness at any time to exceed Sixty Million and No/100 Dollars ($60,000,000.00), Borrower agrees that all such Advances, with interest, shall be payable on demand.

9. REQUESTS FOR ADVANCES.

(a) Any Advance may be made or interest rate option selected upon the request of any of the undersigned, any person or persons authorized in subsection (b) of this Section 9, and any person or persons otherwise authorized to execute and deliver promissory notes to Lender on behalf of Borrower.

(b) Borrower hereby authorizes any one of the following individuals to request Advances and to select interest rate options: Glenn Welstad, Bob Breen, Bob Sovern, Joseph Havlin and Joseph P. Sambataro, Jr., unless Lender is otherwise instructed in writing.

(c) All Advances shall be disbursed by deposit directly to Borrower's account number 153501534249 at a branch of Lender, or by cashier's check issued to Borrower.

(d) Borrower agrees that Lender shall have no obligation to verify the identity of any person making any request pursuant to this Section 9, and Borrower assumes all risks of the validity and authorization of such requests. In consideration of Lender agreeing, at its sole discretion, to make Advances upon such requests, Borrower promises to pay holder, in accordance with the provisions of this note, the Principal Balance together with interest thereon and other sums due hereunder, although any Advances may have been requested by a person or persons not authorized to do so.


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10. NOTICES. Any notice hereunder shall be given in accordance with Section 14.9 of the Agreement.

11. ATTORNEY FEES. Whether or not litigation or arbitration is commenced, Borrower promises to pay all costs of collecting overdue amounts. Without limiting the foregoing, in the event that holder consults an attorney regarding the enforcement of any of its rights under this note or any document securing the same, or if this note is placed in the hands of an attorney for collection or if suit or litigation is brought to enforce this note or any document securing the same, Borrower promises to pay all costs thereof including such additional sums as the court or arbitrator(s) may adjudge reasonable as attorney foes, including without limitation, costs and attorney fees incurred in any appellate court, in any proceeding under the bankruptcy code, or in any receivership and post-judgment attorney fees incurred in enforcing any judgment.

12. WAIVERS; CONSENT. Each party hereto, whether maker, co-maker, guarantor or otherwise, waives diligence, demand, presentment for payment, notice of non-payment, protest and notice of protest and waives all defenses based on suretyship or impairment of collateral. Without notice to Borrower and without diminishing or affecting Lender's rights or Borrower's obligations hereunder, Lender may deal in any manner with any person who at any time is liable for, or provides any real or personal property collateral for, any indebtedness of Borrower to Lender, including the indebtedness evidenced by this note. Without limiting the foregoing, Lender may, in its sole discretion: (a) make secured or unsecured loans to Borrower and agree to any number of waivers, modifications, extensions and renewals of any length of such loans, including the loan evidenced by this note; (b) impair, release (with or without substitution of new collateral), fail to perfect a security interest in, fail to preserve the value of, fail to dispose of in accordance with applicable law, any collateral provided by any person; (c) sue, fail to sue, agree not to sue, release, and settle or compromise with, any person.

13. JOINT AND SEVERAL LIABILITY. All undertakings of the undersigned Borrowers are joint and several. Lender's rights and remedies under this note shall be cumulative.

14. SEVERABILITY. If any term or provision of this note is declared by a court of competent jurisdiction to be illegal, invalid or unenforceable for any reason whatsoever, such illegality, invalidity or unenforceability shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable, and this note shall be construed as if such illegal, invalid or unenforceable provision had not been contained herein. In the event there is a conflict between a provision of this note and a provision in the Agreement, the provision of the Agreement shall control.

15. GOVERNING LAW. This note shall be governed by and construed and enforced in accordance with the State of Washington without regard to conflicts of law principles; PROVIDED, however, that to the extent that Lender has greater rights or remedies under Federal law, this provision shall not be deemed to deprive Lender of such rights and remedies may be available under Federal law.


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16. DISCLOSURE.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

THE UNDERSIGNED BORROWER HEREBY ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS DOCUMENT.

BORROWER:

LABOR READY, INC.



By:  /s/ Joseph P. Sambataro, Jr.
     -----------------------------
     Joseph P. Sambataro, Jr.
     Executive Vice President and
     Chief Financial Officer

LABOR READY NORTHWEST, INC.



By:  /s/ Joseph P. Sambataro, Jr.
     -----------------------------
     Joseph P. Sambataro, Jr.
     President

LABOR READY SOUTHWEST, INC.


By:  /s/ Joseph P. Sambataro, Jr.
     -----------------------------
     Joseph P. Sambataro, Jr.
     President

LABOR READY CENTRAL, INC.



By:  /s/ Joseph P. Sambataro, Jr.
     -----------------------------
     Joseph P. Sambataro, Jr.
     President




              (SIGNATURES OF BORROWER CONTINUED ON FOLLOWING PAGE)

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BORROWER (CONTINUED):

LABOR READY CENTRAL II, LLC

By:  Labor Ready Central, Inc.,
     Its Sole Member



By:  /s/ Joseph P. Sambataro, Jr.
     -----------------------------
     Joseph P. Sambataro, Jr.
     President

LABOR READY CENTRAL III, LP

By:  Labor Ready GP Co., Inc.,
     Its General Partner



By:  /s/ Joseph P. Sambataro, Jr.
     -----------------------------
     Joseph P. Sambataro, Jr.
     President

LABOR READY MIDWEST, INC.



By:  /s/ Joseph P. Sambataro, Jr.
     -----------------------------
     Joseph P. Sambataro, Jr.
     President

LABOR READY MID-ATLANTIC, INC.



By:  /s/ Joseph P. Sambataro, Jr.
     -----------------------------
     Joseph P. Sambataro, Jr.
     President






              (SIGNATURES OF BORROWER CONTINUED ON FOLLOWING PAGE)


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BORROWER (CONTINUED):

LABOR READY MID-ATLANTIC II, INC.



By:  /s/ Joseph P. Sambataro, Jr.
     -----------------------------
     Joseph P. Sambataro, Jr.
     President

LABOR READY MID-ATLANTIC III, LP

By:  Labor Ready GP Co., Inc.,
     Its General Partner



By:  /s/ Joseph P. Sambataro, Jr.
     -----------------------------
     Joseph P. Sambataro, Jr.
     President

LABOR READY NORTHEAST, INC.



By:  /s/ Joseph P. Sambataro, Jr.
     -----------------------------
     Joseph P. Sambataro, Jr.
     President

LABOR READY SOUTHEAST, INC.



By:  /s/ Joseph P. Sambataro, Jr.
     -----------------------------
     Joseph P. Sambataro, Jr.
     President

LABOR READY SOUTHEAST II, INC.



By:  /s/ Joseph P. Sambataro, Jr.
     -----------------------------
     Joseph P. Sambataro, Jr.
     President

              (SIGNATURES OF BORROWER CONTINUED ON FOLLOWING PAGE)


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BORROWER (CONTINUED):

LABOR READY SOUTHEAST III, LP

By:  Labor Ready GP Co., Inc.
     Its General Partner



By:  /s/ Joseph P. Sambataro, Jr.
     -----------------------------
     Joseph P. Sambataro, Jr.
     President

LABOR READY GP CO., INC.



By:  /s/ Joseph P. Sambataro, Jr.
     -----------------------------
     Joseph P. Sambataro, Jr.
     President

LABOR READY PROPERTIES, INC.



By:  /s/ Joseph P. Sambataro, Jr.
     -----------------------------
     Joseph P. Sambataro, Jr.
     President






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